UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2017

SUPERIOR INDUSTRIES INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-6615	95-2594729
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

26600 Telegraph Road, Suite 400 Southfield, MI		48033
(Address of principal executive offices)		(Zip Code)

(248) 352-7300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(e) of the Exchange Act  ☐

Section 7 – Regulation FD

Item 7.01.	Regulation FD Disclosure.

On May 25, 2017, Superior Industries International, Inc. (the “Company”) will make a presentation at the 18th Annual B. Riley and Co. Institutional Investor Conference. During this presentation, the Company will discuss its acquisition of Uniwheels AG and certain goals for full year 2018. The presentation slides are attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information contained in this Item 7.01, Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by reference in such a filing.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits:

Exhibit Number	Exhibit Description

99.1	Investor Presentation slides for 18th Annual B. Riley and Co. Institutional Investor Conference on May 25, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Superior Industries International, Inc.

Date: May 25, 2017	By:	/s/ Kerry A. Shiba
	Name:	Kerry A. Shiba
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Investor Presentation slides for 18th Annual B. Riley and Co. Institutional Investor Conference on May 25, 2017